                                                                    EXHIBIT 10.2

                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                         CHIEF EXECUTIVE OFFICER
                                                       EFFECTIVE JANUARY 1, 2002


In accordance with the terms of the M/I Schottenstein Homes Executive Officer Compensation Plan (the "Plan"), the Executive Officer Compensation Committee (the "Committee") shall, for each Participant, establish the award formulas and performance goals (as those terms are defined in the Plan) to be measured to determine the amount of bonus awards for each Plan Year. The following are the performance goals and award formulas for the 2002 Plan Year for the Chief Executive Officer. Subject to the maximum limit set forth in Section 7.4 of the Plan, the maximum award the Chief Executive Officer is eligible to receive for the 2002 Plan Year shall be an amount equal to 500% of his 2002 base salary.

NOTE:  IN THE FOLLOWING CRITERIA, INCREMENTS BETWEEN LEVELS ARE PRORATED.

I. ACTUAL NET INCOME: In the event the actual net income of the Company is at least 50% of budgeted net income, the Chief Executive Officer will a given percentage of December 31 base salary as per the following schedule:

                 Net Income as a Percentage of Budget:             Percentage of December 31 Base Salary
                 -------------------------------------                            Awarded:
                                                                                  --------

                            50.00% - 54.99%                                        100.00%
                            55.00% - 59.99%                                        110.00%
                            60.00% - 64.99%                                        120.00%
                            65.00% - 69.99%                                        130.00%
                            70.00% - 74.99%                                        140.00%
                            75.00% - 79.99%                                        160.00%
                            80.00% - 84.99%                                        180.00%
                            85.00% - 89.99%                                        200.00%
                            90.00% - 91.99%                                        225.00%
                            92.00% - 93.99%                                        250.00%
                            94.00% - 95.99%                                        275.00%
                            96.00% - 97.99%                                        300.00%
                            98.00% +                                               315.00%



II. If the Company achieves at least a 92% affirmative response to Question Number 14 on the Homeowner Questionnaire, the Chief Executive Officer will receive a given portion of his December 31 base salary as follows:

                    Customer Response Achieved:                      Percent of December 31 Salary:
                    ---------------------------                      ------------------------------

                          92.00% - 92.99%                                            50.00%
                          93.00% - 93.99%                                            65.00%
                          94.00% - 94.99%                                            80.00%
                          95.00% - 95.99%                                            84.00%
                          96.00% - 96.99%                                            88.00%
                          97.00% - 97.99%                                            92.00%
                          98.00% - 98.99%                                            96.00%
                          99.00% - 99.99%                                           100.00%
                          100%                                                      105.00%



* NOTE: IF THE CUSTOMER RESPONSE LEVEL IS LESS THAN 92%, AND THE PLAN MAXIMUM HAS BEEN MET, THE BONUS PAYMENT WILL BE REDUCED BY 10%.

                                                   M/I SCHOTTENSTEIN HOMES, INC.
                                            AWARD FORMULAS AND PERFORMANCE GOALS
                                                         CHIEF EXECUTIVE OFFICER
                                                       EFFECTIVE JANUARY 1, 2002




III. If the Return on Equity (defined as net income for the 2002 year divided by equity at the beginning of the calendar year) of the Corporation is at least 10%, the Chief Executive Officer will receive a given portion of his December 31 base salary as follows:

                  Return on Equity Results:                   Percentage of December 31 Salary:
                  -------------------------                   ---------------------------------

                          10.00%                                           50.00%
                          11.00%                                           60.00%
                          12.00%                                           65.00%
                          13.00%                                           70.00%
                          14.00%                                           75.00%
                          15.00%                                           80.00%
                          16.00%                                           85.00%
                          17.00%                                           90.00%
                          18.00%                                           95.00%
                          19.00%                                          100.00%
                          20.00%                                          105.00%


PAYMENT

In accordance with the terms of the Plan, the Committee will determine the amount of the award earned by the Chief Executive Officer after the end of the 2002 Plan Year. The individual must be employed in this capacity with the Company on the date bonuses are distributed to receive a bonus. No amounts are considered due or payable if the employment relationship with the Company is terminated.

ACKNOWLEDGED:



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